UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

CARVANA CO.
(Exact name of registrant as specified in its charter)

Delaware		001-38073		81-4549921
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

	300 E. Rio Salado Parkway
	Tempe	Arizona	85281
	(Address of principal executive offices, including zip code)

(602) 852-6604
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	CVNA	New York Stock Exchange
Preferred Stock Purchase Rights	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 17, 2023, Carvana Co. (the “Company”) issued a press release announcing that it has amended its previously announced offers to eligible holders of its 5.625% Senior Notes due 2025 (the “2025 Notes”); 5.500% Senior Notes due 2027 (the “2027 Notes”); 5.875% Senior Notes due 2028 (the “2028 Notes”); 4.875% Senior Notes due 2029 (the “2029 Notes”); and 10.250% Senior Notes due 2030 (the “2030 Notes,” and together with the 2025 Notes, the 2027 Notes, the 2028 Notes, and the 2029 Notes, the “Existing Notes”) to exchange (the “Exchange Offers”) any and all of their Existing Notes for up to an aggregate principal amount of $1,000,000,000 (subject to increase or decrease by the Company) of new 9.0%/12.0% Cash/PIK Toggle Senior Secured Second Lien Notes due 2028.

The Exchange Offers, which were scheduled to expire at 5:00 p.m., New York City time, on Wednesday, May 17, 2023, have been extended until 5:00 p.m., New York City time, on June 1, 2023 (the “New Expiration Time”), unless further extended. The withdrawal deadline for each of the Exchange Offers (the "Withdrawal Deadline") has been extended from 5:00 p.m., New York City time, on April 4, 2023, to 5:00 p.m., New York City time, on May 24, 2023.

Additionally, eligible holders who validly tender Existing Notes at or prior to the New Expiration Time will be eligible to receive the Early Exchange Premium of $20 per $1,000 principal amount of Existing Notes (the “Early Exchange Premium”). As a result, the total consideration per $1,000 principal amount of Existing Notes validly tendered prior to the New Expiration Time and accepted by the Company for (i) the 2025 Notes is $858.75, (ii) the 2027 Notes is $658.75, (iii) the 2028 Notes is $646.25, (iv) the 2029 Notes is $632.50, and (v) the 2030 Notes is $793.75.

Other than the extension of the Exchange Offers, Withdrawal Deadline and Early Exchange Premium, all other terms and conditions of the Exchange Offers set forth in the Exchange Offer Memorandum distributed to eligible holders, dated March 22, 2023, as amended by the News Releases issued April 19, 2023 and May 3, 2023, remain unchanged.

A copy of this press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Exchange Offers and all other statements that are not historical facts. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” or “likely,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors. Among these factors are risks related to the “Risk Factors” identified in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release Announcing Extension of Carvana Co.’s Exchange Offers, Withdrawal Deadline and Early Exchange Premium, dated May 17, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 17, 2023	CARVANA CO.

		By:	/s/ Mark Jenkins
		Name:	Mark Jenkins
		Title:	Chief Financial Officer